                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   March 1, 2001
                                                 -----------------


                           BOEING CAPITAL CORPORATION
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               (Exact name of registrant as specified in charter)



        Delaware                   0-10795                     95-2564584
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(State or Other Jurisdiction     (Commission                 (IRS Employer
    of Incorporation)             File Number)             Identification No.)


500 Naches Avenue, SW, Third Floor, Renton, Washington              98055
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code        (425) 393-0153
                                                         -----------------------


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          (Former Name or Former Address, If Changed Since Last Report)



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     ITEM 5. OTHER EVENTS

          On February 16, 2001, the Registrant filed a registration statement on Form S-3 (No. 333-55846) with the Securities and Exchange Commission (the "Registration Statement"). Attached hereto as Exhibit 1.1 is the Form of Underwriting Agreement to be incorporated by reference to the Registration Statement as Exhibit 1 thereto. Attached hereto as Exhibit 4.1 is the Form of Senior Security to be incorporated by reference to the Registration Statement as
Exhibit 4(c) thereto. Attached hereto as Exhibit 5.1 is a revised Opinion of Sidley & Austin to be incorporated by reference to the Registration Statement as
Exhibit 5 thereto.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b) Not applicable.

          (c)         The following exhibits are filed as a part of this report:


Exhibit No.                         Description of Exhibit
-----------                         ----------------------
    1.1                             Form of Underwriting Agreement

    4.1                             Form of Senior Security

    5.1                             Opinion of Sidley & Austin


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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        BOEING CAPITAL CORPORATION


                                        By:   /s/  STEVEN W. VOGEDING
                                              ----------------------------------
                                              Steven W. Vogeding, Vice President
                                                and Chief Financial Officer



Date:    March 6, 2001






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